UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

System1, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39331	98-1531250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4235 Redwood Avenue Marina Del Rey, California	90066
(Address of principal executive offices)	(Zip Code)

(310) 924-6037

(Registrant’s telephone number, including area code)

Trebia Acquisition Corp.

41 Madison Avenue, Suite 2020

New York, NY 10010

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common stock, $0.0001 par value per share	SST	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A common stock share at an exercise price of $11.50 per share	SST.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless the context otherwise requires, “we,” “us,” “our,” “System1” and the “Company” refer to System1, Inc., a Delaware corporation (f/k/a Trebia Acquisition Corp., a Cayman Islands exempted company), and its consolidated subsidiaries following the closing of the Business Combination (as defined below). Unless the context otherwise requires, references to “Trebia” refer to Trebia Acquisition Corp., prior to the closing of the Business Combination (“Trebia”). All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the Proxy Statement/Prospectus (as defined below) in the section entitled “Frequently Used Terms” beginning on page 6 thereof, and such definitions are incorporated herein by reference.

Domestication and Merger Transaction

On January 27, 2022 (the “Closing Date”), Trebia completed the previously announced business combination (the “Business Combination”) pursuant to that certain business combination agreement, as amended on November 30, 2021, January 10, 2022 and January 25, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company (“S1 Holdco”), System1 SS Protect Holdings, Inc., a Delaware corporation (“Protected” and, together with S1 Holdco, the “Companies” or “Old System1”), and the other parties signatory thereto (as it may be amended and/or restated from time to time, the “Business Combination Agreement”). Prior to the Closing Date and in connection with the Business Combination, Trebia filed a notice of deregistration with the Cayman Islands Registrar of Companies, together with the necessary accompanying documents, and filed a certificate of incorporation and a certificate of corporate domestication with the Secretary of State of the State of Delaware, under which Trebia was domesticated and continues as a Delaware corporation, while also changing its name to “System1, Inc.” (the “Domestication”).

In connection with the Domestication, on the day prior to the Closing Date, among other things (a) each Class A ordinary share, par value $0.0001 per share, of Trebia (the “Trebia Class A Ordinary Shares”) that was issued and outstanding immediately prior to the Domestication was converted, on a one-for-one basis, into one share of Class A common stock, par value $0.0001 per share, of System1 (the “System1 Class A Common Stock”), (b) each Class B ordinary share, par value $0.0001 per share, of Trebia (the “Trebia Class B Ordinary Shares”) that was issued and outstanding immediately prior to the Domestication was converted, on a one-for-one basis, into one share System1 Class A Common Stock and (c) the proposed certificate of incorporation of System1 (the “System1 Charter”) was adopted and filed with the Secretary of State in Delaware pursuant to the Delaware General Corporation Law (the “DGCL”), and the System1 Charter and proposed bylaws of System1 (the “System1 Bylaws”) became the governing documents of System1.

Concurrently with the completion of the Business Combination, System1 entered into the Tax Receivable Agreement with S1 Holdco and the holders of S1 Holdco Class B Units (the “TRA Holders”). The parties agreed to structure the Business Combination in this manner to permit certain holders of S1 Holdco Class B Units to continue to realize tax benefits, if any, associated with their ownership in an entity that is treated as a partnership for U.S. federal income tax purposes, as well as to provide potential future tax benefits, if any, to System1. Pursuant to the Tax Receivable Agreement, System1 provided 85% of the tax benefits, if any, that System1 actually realizes, or in certain circumstances (e.g., an early termination of the Tax Receivable Agreement), the present value of potential future tax benefits (calculated using certain assumptions) to each such TRA Holder, as a result of (i) System1’s direct and indirect allocable share of certain tax basis adjustments resulting from the Business Combination and as a result of future sales or exchanges of S1 Holdco Class B Units for shares of System1 Class A Common Stock (or, at the election of System1, cash) after the Business Combination and (ii) System1’s utilization of certain other tax benefits related to entering into the Tax Receivable Agreement, including tax benefits attributable to payments under the Tax Receivable Agreement.

Actual tax benefits realized by System1 may differ from the tax benefits calculated under the Tax Receivable Agreement as a result of the use of certain assumptions in the Tax Receivable Agreement, including the use of an assumed weighted-average state and local income tax rate to calculate tax benefits. The payment obligation under the Tax Receivable Agreement is an obligation of System1 and not of S1 Holdco. The material terms of the Tax Receivable Agreement are described in the section of the proxy statement/prospectus on Form S-4 filed with the Securities and Exchange Commission on December 23, 2021 (the “Proxy Statement/Prospectus”) beginning on page 141 titled “The Business Combination Proposal—Summary of the Related Agreements—Tax Receivable Agreement.” Such description is qualified in its entirety by the text of the Tax Receivable Agreement, which is included as Exhibit 10.3 to this Report and is incorporated herein by reference.

Item 1.01. Entry into a Material Definitive Agreement.

Registration Rights Agreement

On January 27, 2022, in connection with the consummation of the Business Combination and as contemplated by the Business Combination Agreement, System1, BGPT Trebia LP (the “BGPT Sponsor”), Trasimene Trebia, LP (the “Trasimene Sponsor” and, together with the BGPT Sponsor, the “Sponsors”), Just Develop It Limited, a private limited company incorporated in England & Wales (“JDI”), and the other parties thereto, entered into the Registration Rights Agreement (the “Registration Rights Agreement”). The material terms of the Registration Rights Agreement are described in the section of the proxy statement/prospectus on Form S-4 filed with the Securities and Exchange Commission on December 23, 2021 (the “Proxy Statement/Prospectus”) beginning on page 142 titled “The Business Combination Proposal—Summary of the Related Agreements—Registration Rights Agreement.” Such description is qualified in its entirety by the text of the Registration Rights Agreement, which is included as Exhibit 10.1 to this Report and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure set forth in the “Introductory Note -Domestication and Merger Transaction” above is incorporated into this Item 2.01 by reference.

An extraordinary general meeting of Trebia stockholders was held on January 20, 2022 (the “Extraordinary General Meeting”), where the Trebia stockholders considered and approved, among other matters, a proposal to approve the entry into the Business Combination Agreement (and consummate the transactions contemplated thereby).

Prior to the Extraordinary General Meeting, holders of 51,046,892 Trebia Class A Ordinary Shares exercised their right to redeem those shares for cash at a price of approximately $10.00 per share, for an aggregate of $510,468,920 (the “Redemptions”). After giving effect to the Redemptions, there were 703,108 shares of System1 Class A Common Stock and 25,483,334 System1 warrants outstanding. Upon the consummation of the Business Combination as of the close of business on January 27, 2022, Trebia’s ordinary shares, warrants and units ceased trading on the New York Stock Exchange (“NYSE”), and System1’s Class A Common Stock and warrants began trading on the NYSE on January 28, 2022 under the symbols “SST” and “SST.WS,” respectively. Immediately after giving effect to the Business Combination, (1) Trebia’s public shareholders owned approximately 0.68% of the outstanding System1 common stock, (2) Old System1 equity holders (without taking into account any public shares held by Old System1 equity holders prior to the consummation of the Business Combination) owned approximately 67.25% of the outstanding System1 common stock and (3) the Sponsors and their related parties collectively owned approximately 32.07% of the outstanding System1 common stock.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K provides that if the predecessor registrant was a “shell company” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as Trebia was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the consummation of the Business Combination, and as discussed below in Item 5.06 of this Report, the Company has ceased to be a shell company. Accordingly, the Company is providing the information below that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the combined company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Cautionary Note Regarding Forward-Looking Statements

This Report contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the financial position, business strategy and the plans and objectives of management for future operations. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Report, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When System1 discusses its strategies or plans it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, System1’s management.

•	the ability to maintain, grow, process, utilize and protect the data we collect from consumers;

•	the ability to maintain our relationships with its network partners and advertisers;

•	the performance of our responsive acquisition marketing platform, or RAMP;

•	changes in client demand for our services and our ability to adapt to such changes;

•	the ability to maintain and attract consumers and advertisers in the face of changing economic or competitive conditions;

•	the COVID-19 pandemic or other public health crises;

•	the ability to improve and maintain adequate internal controls over financial and management systems, and remediate identified material weaknesses;

•	the ability to successfully source and complete acquisitions and to integrate the operations of companies System1 acquires;

•	the ability to raise financing in the future as and when needed or on market terms;

•	the ability to compete with existing competitors and the entry of new competitors in the market;

•	changes in applicable laws or regulations and the ability to maintain compliance;

•	the ability to protect our intellectual property rights; and

•

other risks and uncertainties indicated from time to time in our filings with the SEC, including those described under the heading “Risk Factors” beginning on page 64 of the Proxy Statement/Prospectus and incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by System1 from time to time with the SEC. The forward-looking statements contained in this Report and in any document incorporated by reference are based on current expectations and beliefs concerning future developments and their potential effects on System1. There can be no assurance that future developments affecting System1 will be those that System1 has anticipated. System1 undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

BUSINESS

System1’s business is described in the Proxy Statement/Prospectus in the section titled “Information About the Companies’ Business” beginning on page 241, which is incorporated herein by reference.

RISK FACTORS

The risks associated with System1’s business are described in the Proxy Statement/Prospectus in the section titled “Risk Factors” beginning on page 64 and are incorporated herein by reference. A summary of the risks associated with System1’s business is also included on pages 60-61 of the Proxy Statement/Prospectus under the heading “Summary Risk Factors” and are incorporated herein by reference.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

None.

FINANCIAL INFORMATION

The (i) audited consolidated financial statements of S1 Holdco as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement/Prospectus beginning on page F-82 of the Proxy Statement/Prospectus; (ii) audited consolidated financial statements of Protected as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement/Prospectus beginning on page F-140 of the Proxy Statement/Prospectus; (iii) unaudited condensed consolidated financial statements of S1 Holdco as of and for the nine months ended September 30, 2021 and 2020 included in the Proxy Statement/Prospectus beginning on page F-57 of the Proxy Statement/Prospectus; and (iv) unaudited condensed consolidated financial statements of Protected.Net Group Limited (“Protected UK”) for the six months ended June 30, 2021 and 2020 included in the Proxy Statement/Prospectus beginning on page F-122 of the Proxy Statement/Prospectus, all of which are incorporated herein by reference.

The unaudited pro forma condensed combined financial information of Trebia, S1 Holdco and Protected UK as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020 are set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The disclosure contained in the Proxy Statement/Prospectus beginning (i) on page 249 under the heading “System1 Management’s Discussion and Analysis of Financial Condition and Results of Operations” and (ii) on page 268 under the heading “Protected Management’s Discussion and Analysis of Financial Condition and Results of Operations” are incorporated herein by reference.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of all classes of Common Stock following the consummation of the Business Combination by:

•	each person who is known to be the beneficial owner of more than 5% of shares of Common Stock;

•	each of System1’s current named executive officers and directors; and

•	all current executive officers and directors of System1 as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Unless otherwise indicated, System1 believes that all persons named in the table below have sole voting and investment power with respect to the voting securities beneficially owned by them. Unless otherwise indicated, the address of each individual below is 4235 Redwood Avenue, Marina Del Rey, CA 90066.

Name and Address of Beneficial Owner	System1 Class A Shares(7)(8)		System1 Class C Shares	System1 Class D Shares(12)	Percentage of Total Voting Power
Executive Officers and Directors
Michael Blend(1)	17,993,464		9,661,330	—	17.25%
Tridivesh Kidambi(2)	2,048,371		1,397,706	—	1.97%
Paul Filsinger	875,900		540,868	—	*
Brian Coppola	303,055		225,969	—	*
Jen Robinson	4,074		—	—	—
Daniel Weinrot	98,106		59,642	—	*
Beth Sestanovich	267,436		208,595	—	*
Jennifer Prince	—		—	—	—
William P. Foley, II(9)	8,471,372		—	833,750	7.81%
Moujan Kazerani(3)	5,261,449		—	616,250	4.95%
Christopher Phillips(4)	29,150,499		—	—	27.96%
Dexter Fowler	—		—	—	—
Frank R. Martire, Jr.(10)	5,261,449		—	616,250	4.95%
Caroline Horn	—		—	—	—
All Directors and Officers	64,473,725		12,094,110	1,450,000	57.54%
Greater Than 5% Holders
Trasimene Trebia, LP(9)	8,471,372		—	833,750	7.81%
Cannae Holdings, LLC(11)	27,181,770	**	—	—	26.19%
JDI & AFH Limited	28,650,499		—	—	27.61%
Just Develop It Limited(5)	20,508,184		—	—	19.67%
Lone Star Friends Trust(6)	14,840,169		7,945,580	—	14.23%

Notes:

*	less than one percent.
**	excludes an affiliate of Cannae’s approximately 26% partnership interest in Trasimene Sponsor.
(1)

The shares reported above are held in the names of: (a) The Dante Jacob Blend Trust of 2017, (b) the Nola Delfina Rose Blend Trust of 2017, (c) the Blend Family Foundation, (d) Lone Star Friends Trust (including shares received upon a distribution from Lone Investment Holdings LLC) ((a), (b), (c) and (d) collectively, the “Blend Family Trusts”), and (e) OpenMail2 LLC. Michael Blend has no voting or dispositive power over the shares held in the Blend Family Trusts and disclaims any beneficial ownership except to the extent of Mr. Blend’s pecuniary interest therein, if any. Each of the Blend Family Trusts is controlled by a close family relative of Michael Blend. OpenMail2 LLC is jointly controlled by Michael Blend, Charles Ursini and Tridivesh Kidambi as the members of the board of managers thereof, and may be deemed to control the voting and dispositive power over OpenMail2 LLC. Mr. Blend disclaims beneficial ownership in the shares held by OpenMail2 LLC except to the extent of Mr. Blend’s contingent pecuniary interest therein, if any. The shares reported above includes the exercise of 535,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share. The shares reported above excludes (i) Mr. Blend’s pecuniary interest in Just Develop It Limited and (ii) the 725,000 shares of System1 Class A Common Stock underlying the RSUs issued to Michael Blend in connection with the RSU Issuances subject to vesting conditions—see the section titled “Shareholder Proposal No. 2—The NYSE Proposal—Summary of the RSU Issuances” in the Proxy Statement/Prospectus beginning on page 165.

(2)

The shares reported above are held in the names of (a) Tridivesh Kidambi, and (b) OpenMail2 LLC, which is jointly controlled by Michael Blend, Charles Ursini and Tridi Kidambi as the members of the board of managers thereof. As a result of such position, Mr. Kidambi may have voting and dispositive power over OpenMail2 LLC. Mr. Kidambi disclaims any beneficial ownership over such shares, except to the extent of Mr. Kidambi’s pecuniary interest therein, if any. The shares reported includes the exercise of 15,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share.

(3)

Excludes shares held by Carbon Investments, LLC, of which Ms. Kazerani is a member and officer. Ms. Kazerani disclaims beneficial ownership of the shares except to the extent of her pecuniary interest therein, if any.

(4)

The shares reported above are held in the names of (a) JDI & AFH Limited (“JDI & AFH”) and (b) Just Develop It Limited (“JDIL”). Christopher Phillips is a director and holds the majority interest in each of JDI & AFH and JDIL and has voting and dispositive power over the shares held by them. The shares reported above include the exercise of 500,000 warrants, each exercisable for a share of Class A Common Stock at a price of $11.50 per share, held by JDIL. The shares reported above excludes the 725,000 shares of System1 Class A Common Stock underlying the RSUs issued to Just Develop It Limited in connection with the RSU Issuances subject to vesting conditions—see the section titled “Shareholder Proposal No. 2—The NYSE Proposal—Summary of the RSU Issuances” in the Proxy Statement/Prospectus beginning on page 165.

(5)	Christopher Philips has voting and dispositive power over the shares held by Just Develop It Limited.
(6)

Michael Blend and his family members are beneficiaries of the Lone Star Friends Trust. Lone Star Friends Trust is controlled by a close family relative of Michael Blend. Includes 3,086,790 shares held by Lone Investment Holding, over which shares Lone Star Friends Trust holds voting and dispositive power. Mr. Blend disclaims beneficial ownership in the shares held by Lone Star Friends Trust LLC except to the extent of Mr. Blend’s contingent pecuniary interest therein, if any.

(7)

The shares reported above includes (a) shares of System1 Class A Common Stock and (b) shares of System1 Class A Common Stock which may be issued pursuant to the exchange of S1 Holdco Class B Units at any time at the election of the holder thereof.

(8)

The shares reported above excludes System1 RSUs which System1 has agreed to grant pursuant to the terms of the Business Combination Agreement in respect of all Old System1 Unvested Value Creation Units outstanding as of the closing.

(9)

Reflects 3,737,205 shares of System1 Class A Common Stock and 4,734,167 shares of System1 Class A Common Stock issuable upon the exercise of 4,734,167 warrants indirectly held by Trasimene Trebia, LLC, which is the sole general partner of Trasimene Trebia, LP. Trasimene Trebia, LLC has sole voting and dispositive power over the shares of System1 Class A Common Stock owned by Trasimene Trebia, LP. William P. Foley, II is the sole member of Trasimene Trebia, LLC, and therefore may be deemed to beneficially own the 3,737,205 shares of System1 Class A Common Stock and 4,734,167 warrants, and ultimately exercises voting and dispositive power over such shares held by Trasimene Trebia, LP. Mr. Foley disclaims beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of Trasimene Trebia, LLC is 1701 Village Center Circle, Las Vegas, NV 89134.

(10)

Reflects 2,762,282 shares of System1 Class A Common Stock and 2,499,167 shares of System1 Class A Common Stock issuable upon the exercise of 2,499,167 warrants indirectly held by Bridgeport Partners GP LLC, which is the sole general partner of BGPT Trebia LP. Bridgeport Partners GP LLC has sole voting and dispositive power over the shares of System1 Class A Common Stock owned by BGPT Trebia LP. Frank R. Martire Jr. and Frank R. Martire III are the only members of Bridgeport Partners GP LLC, and therefore may be deemed to beneficially own the 2,762,282 shares of System1 Class A Common Stock and 2,499,167 warrants, and ultimately exercise voting and dispositive power over such shares held by BGPT Trebia LP. Messrs. Martire and Martire disclaim beneficial ownership of these shares except to the extent of any pecuniary interest therein. The address of Bridgeport Partners GP LLC is 41 Madison Avenue, Suite 2020, New York, NY 10010.

(11)

Reflects 27,181,770 shares of Class A Common Stock directly held by Cannae Holdings, LLC. Mr. William P. Foley, II has served as the Chairman of Cannae Holdings, Inc. since July 2017. Cannae Holdings, Inc. controls Cannae Holdings, LLC. The address for Cannae Holdings, LLC is 1701 Village Center Circle, Las Vegas, NV 89134.

(12)

The shares of System1 Class D Common Stock (representing earnout shares issued to Trasimene Trebia, LP and BGPT Trebia LP) are non-voting and do not confer economic rights other than the accrual of certain dividends. System1 Class D Common Stock will automatically convert into System1 Class A Common Stock on a one-for-one basis if, following the Closing, the VWAP of System1 Class A Common Stock equals or exceeds $12.50 per share (adjusted for share splits, share capitalizations, reorganizations, recapitalizations and the like) for any twenty (20) trading days within a period of thirty (30) consecutive trading days before the fifth anniversary of the Closing (“System1 Class D Conversion Event”). If the System1 Class D Conversion Event has not occurred by the fifth anniversary of the Closing, all outstanding shares of System1 Class D Common Stock will automatically be forfeited to System1 and canceled for no consideration therefor, including any dividends or dividend catch-up payments owed in respect thereof.

DIRECTORS AND EXECUTIVE OFFICERS

System1’s directors and executive officers after the consummation of the Business Combination are described in the Proxy Statement/Prospectus in the section titled “Management of System1 Following the Business Combination” beginning on page 290, and that information is incorporated herein by reference.

EXECUTIVE COMPENSATION

Throughout this section, unless otherwise noted, “the company,” “we,” “us,” “our” and similar terms refer to System1 LLC prior to the Business Combination.

This section discusses the material components of the executive compensation program for our executive officers who are named in the “2021 Summary Compensation Table” below. In 2021, our “named executive officers” and their positions were as follows:

•	Ian Weingarten, Chief Executive Officer (2020-February 2021)

•	Michael Blend, Chief Executive Officer (February 2021-present)

•	Tridivesh Kidambi, Chief Financial Officer

•	Jennifer Robinson, Chief Technology Officer (May 2021-present)

We note that Mr. Weingarten terminated employment with us on February 22, 2021. Michael Blend, our Co-Founder and Executive Chairman of the Board, replaced Mr. Weingarten as our Chief Executive Officer in February 2021. Mr. Blend currently receives a nominal base salary in the amount of $0.26 annually, and did not receive any cash compensation or incentive equity awards from us during either 2020 or 2021.

This discussion may contain forward-looking statements that are based on our current plans, considerations, expectations and determinations regarding future compensation programs. Actual compensation programs that we adopt following the closing of the Business Combination may differ materially from the currently planned programs summarized in this discussion.

2021 Summary Compensation Table

The following table sets forth information concerning the compensation of our named executive officers for the years ended December 31, 2020 and 2021.

Name and Principal Position	Year	Salary ($)		Bonus ($)		Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($) (4)	All Other Compensation ($) (5)	Total ($)
Ian Weingarten	2021	$70,769	(2)	—		—	—	$381,402	$452,171
Chief Executive Officer (2020)(1)	2020	$400,000		—		—	$104,000	$10,600	$514,600
Michael Blend	2021	—		—		—	—	—	$0
Chief Executive Officer (2021)	2020	—		—		—	—	—	$0
Tridivesh Kidambi	2021	$300,000		—		—	—	$53,585	$353,585
Chief Financial Officer	2020	$300,000		—		—	$30,000	$293,869	$623,869
Jennifer Robinson	2021	$173,077	(2)	$80,000	(6)	—	—	—	$253,077
Chief Technology Officer

(1)

Mr. Weingarten terminated employment and ceased to be our Chief Executive Officer, effective as of February 22, 2021, and was succeeded by Michael Blend, who is also our Co-Founder and Executive Chairman of the Board.

(2)	Amounts paid to Mr. Weingarten and Ms. Robinson reflect the pro-rated amount of their base salary paid to them in 2021, based on the length of their actual employment with us in 2021.
(3)

During fiscal year 2021, Mr. Kidambi was granted Series F Units in Openmail and Ms. Robinson was granted Value Creation Units (“VCUs”). The grant-date fair values of such Series F Units and VCUs, as computed in accordance with ASC Topic 718, have not yet been determined as of the date of this filing and are expected to be determined and disclosed in a Current Report on Form 8-K to be filed in the first quarter of 2022.

(4)

Non-equity incentive plan compensation consists of payments made pursuant to our annual incentive bonus program based on our pro-forma billings-based adjusted EBITDA performance. For fiscal year 2021, the amounts of the annual cash incentives earned by Mr. Kidambi or Ms. Robinson have not yet been determined as of the date of this filing and are expected to be determined and disclosed in a Current Report on Form 8-K to be filed in the first quarter of 2022. Neither Messrs. Weingarten nor Blend participated in our 2021 annual cash incentive program.

(5)	For fiscal year 2021, all other compensation consists of:
(a)	Employer-match contributions to our 401(k) plan on behalf of Messrs. Weingarten and Kidambi and Ms. Robinson in the amounts of $2,831, $9,808, and $5,077, respectively;
(b)	Distributions not taken into account in determining grant-date fair value under ASC Topic 718 in respect of Series B Units issued by Openmail to Mr. Kidambi in the amount of $43,777; and
(c)

Severance which became payable to Mr. Weingarten upon his termination of employment in February 2021 in the amount of $378,571, consisting of (i) continued payment of his base salary in effect at the time of termination for a period of 6 months (in an aggregate amount of $200,000), (ii) payment of fifty percent (50%) of his annual target bonus (in an amount of $130,000), and (iii) company-subsidized COBRA premiums for up to eighteen months following termination (in an aggregate value of $48,571).

(6)	Represents a one-time signing bonus paid to Ms. Robinson in connection with her commencement of employment with us in May 2021.

2021 Salaries

Each of our named executive officers (other than Mr. Blend, who receives only a nominal base salary as described above) receives a base salary to compensate for services rendered to our company. The base salary payable to each named executive officer is intended to provide a fixed component of compensation reflecting and accounting for the executive’s skill set, experience, role and responsibilities. The base salary amounts earned by our named executive officers for 2021 are set forth above in the Summary Compensation Table in the column entitled “Salary”. As of December 31, 2021, the annual base salary for each of Mr. Kidambi and Ms. Robinson was $300,000. We expect to further evaluate the base salaries of our executive officers, including our named executive officers, in consultation with our compensation consultant, in connection with consummating the Business Combination and periodically thereafter.

2021 Cash Incentive Compensation

2021 Annual Cash Incentive Compensation

Our named executive officers (other than Mr. Blend) are eligible to earn annual cash incentives under our annual incentive program, determined as a percentage of the applicable officer’s base salary and based on our operating and financial performance, including our annual pro-forma billings based adjusted EBITDA performance, as well as the named executive officer’s contributions to our operating and financial performance. Annual cash incentives for Mr. Kidambi and Ms. Robinson are targeted at 25% and 40% of the applicable officer’s base salary, respectively. Mr. Weingarten did not participate in our 2021 annual incentive program because his employment with us terminated in February 2021. In addition, as noted above, Mr. Blend does not currently (and did not in 2020) participate in our annual cash incentive program. The actual annual cash bonuses awarded to each eligible named executive officer for 2021 performance have not yet been determined and will be disclosed on a Current Report on Form 8-K when amounts are finalized in the first quarter of 2022.

Signing Bonus

In May 2021, in connection with her commencement of employment with us, Ms. Robinson received a one-time signing bonus equal to $80,000. If Ms. Robinson’s employment is terminated for “cause” or due to her resignation without “good reason” (each as defined in her employment agreement with us) during the first year of her employment, the signing bonus is repayable to the Company (either in full or, if the termination occurs after the first six months of her employment, with respect to a pro-rata portion thereof).

Equity Compensation

During 2021, in connection with the entry into her employment agreement, we granted 100,000 VCUs to Ms. Robinson under the S1 Holdco 2017 Value Creation Plan. Each VCU represented an appreciation right entitling Ms. Robinson to a share of our appreciated value above the VCU distribution threshold (or strike price), which was $10.00 per VCU with respect to Ms. Robinson’s 2021 VCU grant. Ms. Robinson’s VCUs are eligible to vest as to 25% of the awarded VCUs on the first anniversary of the vesting start date (which was the commencement of her employment in May 2021) and, with respect to the remaining 75% of the awarded VCUs, in substantially equal quarterly installments thereafter through the fourth anniversary of the vesting start date, subject to Ms. Robinson’s continued service through the applicable vesting date, and further subject to accelerated vesting in certain circumstances.

In addition, during 2021, Mr. Kidambi received a grant of 52,500 Series F Units in Openmail, which are intended to constitute “profits interests” for federal income tax purposes. Such Series F Units were originally eligible to vest in full upon the later of (i) May 1, 2025 or (ii) the date on which Openmail disposes of its entire ownership interest in Mr. Kidambi’s employer, in each case, subject to his continued employment through the applicable vesting date. However, simultaneously with the closing of the Business Combination, the Series F Units were amended such that the Series F Units will vest in full on the first anniversary of the closing of the Business Combination (subject to Mr. Kidambi’s continued employment through such date).

In connection with the Business Combination, our Board adopted, and our stockholders approved, the 2022 Incentive Award Plan (referred to herein as the 2022 Plan). For additional information about the 2022 Plan, please see the section titled “Shareholder Proposal No. 6—The Incentive Plan Proposal” in the Proxy Statement/Prospectus beginning on page 176.

Other Elements of Compensation

Retirement Plans

We currently maintain a 401(k) retirement savings plan for our employees, including our named executive officers, who satisfy certain eligibility requirements. We expect that our named executive officers will continue to be eligible to participate in the 401(k) plan on the same terms as other full-time employees. The Internal Revenue Code allows eligible employees to defer a portion of their compensation, within prescribed limits, on a pre-tax basis through contributions to the 401(k) plan. Currently, we match contributions made by participants in the 401(k) plan up to a specified percentage of the employee contributions, and these matching contributions are fully vested as of the date on which the contribution is made. We believe that providing a vehicle for tax-deferred retirement savings though our 401(k) plan, and making fully vested matching contributions without any minimum prior service period, adds to the overall desirability of our executive compensation package and further incentivizes our employees, including our named executive officers, in accordance with our compensation policies.

Employee Benefits and Perquisites

Health/Welfare Plans. All of our full-time employees, including our named executive officers, are eligible to participate in our health and welfare plans, which also cover their respective eligible dependents, including:

•	medical, dental and vision benefits;

•	medical and dependent care flexible spending accounts;

•	short-term and long-term disability insurance; and

•	life insurance.

We believe the perquisites described above are necessary and appropriate to provide a competitive compensation package to our named executive officers.

No Tax Gross-Ups

We do not make gross-up or similar payments to cover any of our named executive officers’ personal income taxes that may pertain to compensation or perquisites paid or provided by our company, including with respect to any taxes that may arise under or by operation of Internal Revenue Code Sections 280G or 409A.

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the number of shares of common stock underlying outstanding equity incentive plan awards for each named executive officer as of December 31, 2021. We note that Mr. Blend, our current CEO, did not hold any outstanding equity awards as of December 31, 2021.

		Option Awards					Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price / Distribution Threshold ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ian Weingarten	1/02/2018 (1)			37,500	10.00	01/08/2024
	4/15/2019 (2)							$2,824,500
Tridivesh Kidambi
	4/17/2018 (3)			3,125	7.09	N/A
	4/18/2018 (1)			25,000	10.00	4/19/2024
	2/1/2019 (1)			50,000	10.00	3/13/2025
	2/1/2019 (4)			300,000	9.23	N/A
	5/1/2021 (5)			52,500	9.23	N/A
Jennifer Robinson	5/17/2021 (1)			100,000	10.00	N/A

(1)

These S1 Holdco VCUs will fully vest upon satisfaction of both a service-vest and performance-vest (liquidity event) condition. The service-vest condition is satisfied based on continued service as a director of the Company or employment (as applicable) over a four-year period, with 25% of the VCUs service-vesting on the first anniversary of the vesting commencement date and the remaining 75% of the VCUs service-vesting in substantially equal quarterly increments for three years thereafter, subject to continued service or employment (as applicable) through the applicable service vesting date. The performance-vest condition is satisfied upon the occurrence of a change in control or certain public offerings of our securities (or those of our affiliate), in any case, occurring on or prior to the expiration date, which occurs six years from the date of grant.

(2)

This amount reflects the value of an unvested profits interest granted to Mr. Weingarten in April 2019 (referred to below as the “Profits Interest”) in connection with his initial employment as our former Chief Executive Officer, which entitled Mr. Weingarten to 5% of distributions made by S1 Holdco, LLC after a return on invested capital to its existing investors, subject to a participation threshold of $300,000,000 (which threshold was subject to adjustment as set forth in System1 Holdco, LLC’s operating agreement). The Profits Interest was eligible to vest over a period of four years from the date of grant in substantially equal quarterly increments based on Mr. Weingarten’s continued employment through the applicable vesting date, subject to 50% accelerated vesting upon certain qualifying transactions (based on continued employment through the applicable transaction) and 100% accelerated vesting upon an involuntary termination within three months after a qualifying transaction. A portion of Mr. Weingarten’s Profits Interest was deemed vested in connection with his termination of employment, a portion was forfeited, and a portion remained unvested as of December 31, 2021, in each case, as described below under “Executive Compensation Arrangements.”

(3)

These Openmail Series B-1 Units are intended to constitute “profits interests” for federal income tax purposes, and vest with respect to 25% of the award on the first anniversary of the vesting start date, and with respect to 75% of the award quarterly thereafter (referred to below as the “Openmail Vesting Schedule”), subject to the executive’s continued service through the applicable vesting date, and vested in full upon the closing of the Business Combination.

(4)

These Openmail Series F Units are intended to constitute “profits interests” for federal income tax purposes, and vest upon the later of a liquidation event based on continued service through the liquidation event, except that if a liquidation event occurs within four years following the date of grant, then only the number of profits interests that would have vested as of the liquidation event based on the Openmail Vesting Schedule will vest upon the liquidation event, and the remainder of the award will vest on the Openmail Vesting Schedule based on continued service through the applicable vesting date. However, concurrently with the closing of the Business Combination, such Series F units were amended such that the Series F units became 50% vested upon the closing of the Business Combination, and the remaining 50% will vest in eight equal installments on each of the first eight quarterly anniversaries of the closing thereafter (subject to the applicable executive’s continued employment through such date).

(5)

These Openmail Series F Units are intended to constitute “profits interests” for federal income tax purposes, and originally vested upon the later of (i) May 1, 2025 or (ii) the date on which Openmail disposes of its entire ownership interest in the applicable executive’s employer, in each case, subject to the applicable executive’s continued employment through the applicable vesting date. However, concurrently with the closing of the Business Combination, such Series F Units were amended such that the Series F Units will vest in full on the first anniversary of the closing of the Business Combination (subject to the applicable executive’s continued employment through such date).

Executive Compensation Arrangements

We are party to employment agreements with each of Mr. Kidambi and Ms. Robinson. The Company was previously party to an employment agreement with Mr. Weingarten, which was terminated in connection with his termination of employment. In connection with his termination, the Company entered into a separation agreement with Mr. Weingarten. Mr. Kidambi’s and Ms. Robinson’s employment agreements and Mr. Weingarten’s separation agreement are summarized below.

Tridivesh Kidambi Employment Agreement

We are party to an employment agreement with Mr. Kidambi that was entered into by our predecessor entity in October 2016, pursuant to which Mr. Kidambi serves as our Chief Financial Officer. Mr. Kidambi’s employment agreement sets forth the initial terms and conditions of his employment, including his initial base salary and signing bonus. Under his employment agreement, if Mr. Kidambi’s employment with us is terminated without “cause” (as defined therein) or by Mr. Kidambi for “good reason” (as defined therein), he will be eligible for the following severance benefits (in addition to any accelerated vesting separately provided under applicable award agreement(s)): (i) continued payment of his then-current base salary for 3 months and (ii) company-subsidized COBRA premiums for up to 6 months.

Jennifer Robinson Employment Agreement

We are party to an employment agreement with Ms. Robinson that was entered into in May 2021, pursuant to which Ms. Robinson serves as our Chief Technology Officer. Ms. Robinson’s employment agreement sets forth the initial terms and conditions of her employment, including her initial base salary of $300,000, a signing bonus of $80,000 (discussed above under “2021 Cash Incentive Compensation-Signing Bonus”), and an annual bonus targeted at 40% of her base salary. Under her employment agreement, if Ms. Robinson’s employment with us is terminated without “cause” (as defined therein) or by Ms. Robinson for “good reason” (as defined therein), she will be eligible for the following severance benefits (in addition to any accelerated vesting separately provided under applicable award agreement(s)): (i) continued payment of her then-current base salary for 6 months, (ii) company-subsidized COBRA premiums for up to 6 months, and (iii) accelerated vesting of 25% of her 2021 VCU grant (or such lesser portion of such award that is then-unvested). If such termination occurs within six months after a “change in control” of the Company (which excludes the Business Combination), then in lieu of the accelerated vesting described in the preceding sentence, her 2021 VCU grant will vest in full (to the extent then-unvested) upon such termination.

Ian Weingarten Separation Agreement

In connection with his termination in February 2021, the Company entered into a separation agreement with Mr. Weingarten. Pursuant to this separation agreement, Mr. Weingarten’s employment was terminated, effective February 22, 2021. Mr. Weingarten executed a release of claims in connection with his termination and received the following severance benefits: (i) continued payment of his base salary in effect at the time of termination for a period of 6 months, (ii) payment of fifty percent (50%) of his annual target bonus for calendar year 2020, and (iii) company-subsidized COBRA premiums for up to eighteen months following termination (collectively, the “Severance Payment”). Mr. Weingarten’s separation agreement also provided that his 2020 VCU grant was deemed to be 75% service-vested (payable on the consummation of the Business Combination in the same manner as other vested VCUs), and that his Profits Interest was deemed (x) vested as to a 3.75% Profits Interest and (y) forfeited as to the remaining 1.25% Profits Interest, in each case, above the applicable adjusted threshold amount (subject to further reduction to a 2.5% Profits Interest in the event that the Business Combination was not consummated).

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Certain relationships and related party transactions of System1 and Protected UK are described in the Proxy Statement/Prospectus in the section titled “Certain Relationships and Related Party Transactions” beginning on page 302 and are incorporated herein by reference.

LEGAL PROCEEDINGS

Reference is made to the disclosure regarding legal proceedings in the section of the Proxy Statement/Prospectus titled “Legal Proceedings” beginning on page 248, which is incorporated herein by reference.

MARKET PRICE AND DIVIDENDS

Shares of System1’s Class A Common Stock began trading on The New York Stock Exchange under the symbol “SST” and the warrants began trading on The New York Stock Exchange under the symbol “SST.W” on January 28, 2022, subject to ongoing review of the Company’s satisfaction of all listing criteria post-business combination, in lieu of the Class A ordinary shares, units and warrants of Trebia. The Company has not paid any cash dividends on shares of System1 Class A Common Stock to date. It is the present intention of the Company’s board of directors to retain future earnings for the development, operation and expansion of its business and the Company’s board of directors does not anticipate declaring or paying any cash dividends for the foreseeable future. The payment of dividends is within the discretion of the Company’s board of directors and will be contingent upon the Company’s future revenues and earnings, as well as its capital requirements and general financial condition.

RECENT SALES OF UNREGISTERED SECURITIES

Reference is made to the disclosure set forth below under Item 3.02 of this Report concerning the issuance and sale by System1 of certain unregistered securities, which is incorporated herein by reference.

DESCRIPTION OF REGISTRANT’S SECURITIES

The description of System1’s securities is contained in the Proxy Statement/Prospectus in the section titled “Description of System1 Securities” beginning on page 305 and is incorporated herein by reference.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The indemnification of System1’s directors and officers is set forth in the Proxy Statement/Prospectus in the section titled “Description of System1 Securities—Limitations on Liability and Indemnification of Officers and Directors” beginning on page 316 and is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure set forth in the “Introductory Note” above is incorporated by reference into this Item 3.02.

Other than the shares of Class A Common Stock issued in connection with the Fully Vested Value Creation Units (other than those issued in connection with the Seller Backstop Amount (as defined in the the Proxy Statement/Prospectus)), the securities issued in connection with the Business Combination Agreement have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) in reliance on an exemption from registration provided by Section 4(a)(2) or other applicable section of the Securities Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.03 to this Report is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

The information set forth above under Item 1.01 and Item 2.01 of this Report is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the section titled “Executive Compensation” and “Certain Relationships and Related Transactions” in Item 2.01 of this Report is incorporated herein by reference.

2022 Equity Incentive Plan

At the Extraordinary General Meeting, Trebia’s stockholders considered and approved, among other things, the System1, Inc. 2022 Incentive Award Plan (the “Incentive Plan”). The Incentive Plan was previously approved, subject to stockholder approval, by Trebia’s board of directors prior to the Business Combination, and subsequently ratified by System1’s Board on January 28, 2022. The 2022 Plan became effective immediately upon the closing of the Business Combination.

A summary of the terms of the Incentive Plan is set forth in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal No. 6—The Incentive Plan Proposal” beginning on page 176 of the Proxy Statement/Prospectus, which is incorporated herein by reference. Such summary and the foregoing description are qualified in their entirety by reference to the text of the Incentive Plan, a copy of which is attached hereto as Exhibit 10.2 and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Extraordinary General Meeting, Trebia’s stockholders considered and approved, among other things, the proposals set forth in the Proxy Statement/Prospectus in the sections titled “Shareholder Proposal No. 4—The Charter Amendment Proposal” and “Shareholder Proposal No. 5—The Non-Binding Governance Proposals” beginning on pages 170 and 171, respectively, of the Proxy Statement/Prospectus (collectiveley, the “Charter Proposals”), which are incorporated herein by reference.

The Certificate of Incorporation of System1 (the “Certificate of Incorporation”), which became effective upon filing with the Secretary of State of the State of Delaware on January 27, 2022, includes the amendments proposed by the Charter Proposals.

On January 28, 2022, the Board approved and adopted the Bylaws of System1 (the “Bylaws”), which became effective as of the Effective Time.

Copies of the Certificate of Incorporation and the Bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

The description of the Certificate of Incorporation and the general effect of the Certificate of Incorporation and the Bylaws upon the rights of holders of System1’s capital stock are included in the Proxy Statement/Prospectus under the sections titled “Shareholder Proposal No. 4—The Charter Amendment Proposal”, “Shareholder Proposal No. 5—The Non-Binding Governance Proposals”, “Description of System1 Securities” and “Comparison of Shareholders’ Rights Table” beginning on pages 170, 171, 305 and 317, respectively, of the Proxy Statement/Prospectus, which are incorporated herein by reference.

Item 5.06. Change in Shell Company Status.

As a result of the Business Combination, the Company ceased being a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Shareholder Proposal No. 1—The Business Combination Proposal” beginning on page 122, which is incorporated herein by reference. Further, the information set forth in the Introductory Note and under Item 2.01 of this Report is incorporated herein by reference.

Item 8.01. Other Events.

On January 27, 2022, Trebia Acquisition Corp., now known as System1, Inc. (the “Company”), issued a press release announcing that it completed the Business Combination, a copy of which is filed as Exhibit 99.2 hereto and incorporated herein by reference herein.

On January 28, 2022, System1 issued a press release announcing the start of trading of its publicly traded securities on the New York Stock Exchange. A copy of the press release is filed hereto as Exhibit 99.3 and incorporated herein by reference.

As a result of the Business Combination, System1 became the successor issuer to Trebia. Pursuant to Rule 12g-3(a) under the Exchange Act, System1’s common stock and warrants are deemed registered under Section 12(b) of the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The (i) audited consolidated financial statements of S1 Holdco as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement/Prospectus beginning on page F-82 of the Proxy Statement/Prospectus, (ii) audited consolidated financial statements of Protected as of and for the years ended December 31, 2020 and 2019 included in the Proxy Statement/Prospectus beginning on page F-140 of the Proxy Statement/Prospectus (iii) unaudited condensed consolidated financial statements of S1 Holdco as of and for the nine months ended September 30, 2021 and 2020 included in the Proxy Statement/Prospectus beginning on page F-57 of the Proxy Statement/Prospectus; and (iv) unaudited condensed consolidated financial statements of Protected UK as of and for the six months ended June 30, 2021 and 2020 included in the Proxy Statement/Prospectus beginning on page F-121 of the Proxy Statement/Prospectus, all of which are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of Trebia and Old System1 as of and for the nine months ended September 30, 2021 and as of and for the year ended December 31, 2020 are set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1(a)†	Business Combination Agreement, dated as of June 28, 2021, by and among Trebia Acquisition Corp., S1 Holdco, LLC, System1 SS Protect Holdings, Inc., and the other parties that are signatory thereto (incorporated by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-39331), filed with the SEC on June 29, 2021.

2.1(b)†	Amendment No. 1 to the Business Combination Agreement, dated as of November 30, 2021, by and among Trebia Acquisition Corp., S1 Holdco, LLC, System1 SS Protect Holdings, Inc., and the other parties that are signatory thereto (incorporated by reference to Exhibit 2.2 to the Company’s Registration Statement on Form S-4/A (File No. 333-260714), filed with the SEC on December 1, 2021.

2.1(c)†	Amendment No. 2 to the Business Combination Agreement, dated January 10, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company, System1 SS Protect Holdings, Inc., a Delaware corporation and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39331), filed with the SEC on January 10, 2022.

2.1(d)†	Amendment No. 3 to the Business Combination Agreement, dated January 25, 2022, by and among S1 Holdco, LLC, a Delaware limited liability company, System1 SS Protect Holdings, Inc., a Delaware corporation and the other parties signatory thereto (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-39331), filed with the SEC on January 26, 2022.

3.1	Certificate of Incorporation of System1, Inc.

3.2	Bylaws of System1, Inc.

4.1	Warrant Agreement, dated June 19, 2020, by and between Trebia and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K (File No. 001-39331), filed with the SEC on June 22, 2020).

10.1	Amended and Restated Registration Rights Agreement, dated as of January 27, 2022 by and among System1, Inc. and certain other parties thereto.

10.2	The System1, Inc. 2022 Incentive Award Plan

10.3	Form of Tax Receivable Agreement, dated as of January 27, 2022, by and among System1, Inc. S1 Holdco, LLC and the other signatories thereto.

99.1	The unaudited pro forma condensed combined financial information of Trebia, S1 Holdco and Protected UK as of and for the nine months ended September 30, 2021 and for the year ended December 31, 2020.

99.2	Press release, dated January 27, 2022

99.3	Press release, dated January 28, 2022

104	Cover page Interactive Data File (formatted as Inline XBRL document)

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

System1, Inc.

Date: February 2, 2022	By:	/s/ Daniel Weinrot
	Name:	Daniel Weinrot
	Title:	General Counsel & Corporate Secretary